Exhibit 99.1

Press Release — For Immediate Release
April 20, 2016

Penns Woods Bancorp, Inc. Reports First Quarter 2016 Earnings

Williamsport, PA — April 20, 2016 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by strong asset and deposit growth, achieving net income of $3,078,000 for the three months ended March 31, 2016 resulting in basic and dilutive earnings per share of $0.65.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains, decreased to $2,764,000 for the three months ended March 31, 2016 compared to $2,919,000 for the same period of 2015. The 2015 period included non-recurring gains on the sale of other real estate owned of $270,000. In addition, the investment portfolio has declined $71,533,000 from March 31, 2015 to March 31, 2016 as part of our strategy to position the balance sheet for a rising rate environment.

•	Operating earnings per share for the three months ended March 31, 2016 were $0.58 basic and dilutive compared to $0.61 basic and dilutive for the same period of 2015.

•	Return on average assets was 0.94% for the three months ended March 31, 2016 compared to 1.06% for the corresponding period of 2015.

•	Return on average equity was 8.95% for the three months ended March 31, 2016 compared to 9.76% for the corresponding period of 2015.

“The first three months of 2016 saw the continuation of our strategy to reposition our balance sheet to be able to handle the current low interest rate environment while building protection for the future. Our knowledgeable and committed employees increased the loan portfolio through home equity campaigns and continued commercial loan growth. The growth resulted in the addition of shorter duration loans and variable rate loans that provide a fair current rate of return while adding interest rate protection for the future. Funding a portion of the loan growth was core deposit growth. The growth in core deposits is the result of our employees focusing on building relationships,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three months ended March 31, 2016 was $3,078,000 compared to $3,355,000 for the same period of 2015.  Results for the three months ended March 31, 2016 compared to 2015 were impacted by a decrease in after-tax securities gains of $122,000 (from a gain of $436,000 to a gain of $314,000) for the three month periods. Basic and dilutive earnings per share for the three months ended March 31, 2016 were $0.65 compared to $0.70 for the corresponding period of 2015.  Return on average assets and return on average equity were 0.94% and 8.95% for the three months ended March 31, 2016 compared to 1.06% and 9.76% for the corresponding period of 2015.

Net Interest Margin

The net interest margin for the three months ended March 31, 2016 was 3.57% compared to 3.69% for the corresponding period of 2015.  The decline in the net interest margin was driven by a decreasing yield on the loan and investment portfolios due to the continued low rate environment and our strategic decision to continue repositioning the bond portfolio in anticipation of a rising rate environment. The impact of the declining earning asset yield and decreasing investment portfolio balance was partially offset by a 10.32% growth in gross loans from March 31, 2015 to March 31, 2016 resulting in net interest income increasing slightly compared to the comparable three month period of 2015. The loan growth was funded by an increase in core deposits and a decrease in the investment portfolio.  Core deposits represent a lower cost funding source than time deposits and comprise 79.22% of total deposits at March 31, 2016 and 78.33% at March 31, 2015.

“Due to the continued low interest rate environment and our strategic decision to reduce our interest and market risk in a rising rate environment, we are experiencing a declining net interest margin as is the financial industry as a whole. The combination of these factors has resulted in new earning assets being added to the balance sheet at rates lower than the legacy assets they replace. In addition, longer term bonds in the investment portfolio continue to be selectively sold as part of our strategy to reduce the duration of the portfolio. The result of the active management has resulted in a reduction of longer term municipal and corporate bonds in the bond portfolio and has provided funding for the loan portfolio growth. We will remain committed to adding quality assets to the balance sheet, while maintaining our long-term asset liability management strategy,” commented President Grafmyre.

Assets

Total assets increased $49,304,000 to $1,318,137,000 at March 31, 2016 compared to March 31, 2015.  Net loans increased $95,826,000 to $1,028,870,000 at March 31, 2016 compared to March 31, 2015 primarily due to campaigns related to increasing home equity product market share during 2015 and 2016, and growth in the commercial loan portfolio.  The investment portfolio decreased $71,533,000 from March 31, 2015 to March 31, 2016 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio decreased to 1.12% at March 31, 2016 from 1.18% at March 31, 2015.  The ratio decreased due to an increase in total loans from March 31, 2015 to March 31, 2016. The increase in non-performing loans to $11,648,000 at March 31, 2016 from $11,157,000 at March 31, 2015 is primarily the result of a large commercial real estate loan that was placed on non-accrual status. The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $12,000 for the three months ended March 31, 2016 minimally impacted the allowance for loan losses which was 1.19% of total loans at March 31, 2016. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $63,092,000 to $1,059,581,000 at March 31, 2016 compared to March 31, 2015. Core deposits (total deposits excluding time deposits) increased $58,813,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $23,131,000 to $269,362,000 at March 31, 2016 compared to March 31, 2015.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio is in process as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity increased $659,000 to $137,663,000 at March 31, 2016 compared to March 31, 2015.  Since March 31, 2015 treasury stock purchases of $2,732,000 for 65,008 shares were completed as part of the stock repurchase plan. The change in accumulated other comprehensive loss from $1,306,000 at March 31, 2015 to $2,708,000 at March 31, 2016 is a result of a decrease in unrealized gains on available for sale securities from an unrealized gain of $3,291,000 at March 31, 2015 to an unrealized gain of $1,324,000 at March 31, 2016.  The amount of accumulated other comprehensive loss at March 31, 2016 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in a decrease in the net loss of $565,000 to $4,032,000 at March 31, 2016.  The c urrent level of shareholders’ equity equates to a book value per share of $29.09 at March 31, 2016 compared to $28.57 at March 31, 2015 and an equity to asset ratio of 10.44% at March 31, 2016 compared to 10.80% at March 31, 2015.  Excluding goodwill and intangibles, book value per share was $25.03 at March 31, 2016 compared to $24.72 at March 31, 2015.  Dividends declared for each of the three months ended March 31, 2016 and 2015 were $0.47 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fifteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31,
(In Thousands, Except Share Data)	2016	2015	% Change
ASSETS
Noninterest-bearing balances	$22,371	$20,871	7.19%
Interest-bearing balances in other financial institutions	24,754	901	2,647.39%
Total cash and cash equivalents	47,125	21,772	116.45%

Investment securities, available for sale, at fair value	153,709	225,302	(31.78)%
Investment securities, trading	60	—	100.00%
Loans held for sale	514	1,063	(51.65)%
Loans	1,041,252	943,870	10.32%
Allowance for loan losses	(12,382)	(10,826)	14.37%
Loans, net	1,028,870	933,044	10.27%
Premises and equipment, net	22,158	20,847	6.29%
Accrued interest receivable	3,878	4,326	(10.36)%
Bank-owned life insurance	26,867	26,165	2.68%
Investment in limited partnerships	746	1,395	(46.52)%
Goodwill	17,104	17,104	—%
Intangibles	2,078	1,373	51.35%
Deferred tax asset	8,426	7,801	8.01%
Other assets	6,602	8,641	(23.60)%
TOTAL ASSETS	$1,318,137	$1,268,833	3.89%

LIABILITIES
Interest-bearing deposits	$790,219	$750,258	5.33%
Noninterest-bearing deposits	269,362	246,231	9.39%
Total deposits	1,059,581	996,489	6.33%

Short-term borrowings	15,874	30,625	(48.17)%
Long-term borrowings	91,025	86,176	5.63%
Accrued interest payable	439	439	—%
Other liabilities	13,555	18,100	(25.11)%
TOTAL LIABILITIES	1,180,474	1,131,829	4.30%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,005,534 and 5,003,169 shares issued	41,713	41,693	0.05%
Additional paid-in capital	50,004	49,914	0.18%
Retained earnings	58,888	54,205	8.64%
Accumulated other comprehensive loss:
Net unrealized gain on available for sale securities	1,324	3,291	(59.77)%
Defined benefit plan	(4,032)	(4,597)	12.29%
Treasury stock at cost, 272,452 and 207,444 shares	(10,234)	(7,502)	36.42%
TOTAL SHAREHOLDERS’ EQUITY	137,663	137,004	0.48%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,318,137	$1,268,833	3.89%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
(In Thousands, Except Per Share Data)	2016	2015	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$10,355	$9,323	11.07%
Investment securities:
Taxable	622	1,014	(38.66)%
Tax-exempt	475	767	(38.07)%
Dividend and other interest income	274	293	(6.48)%
TOTAL INTEREST AND DIVIDEND INCOME	11,726	11,397	2.89%

INTEREST EXPENSE:
Deposits	834	743	12.25%
Short-term borrowings	26	19	36.84%
Long-term borrowings	492	524	(6.11)%
TOTAL INTEREST EXPENSE	1,352	1,286	5.13%

NET INTEREST INCOME	10,374	10,111	2.60%

PROVISION FOR LOAN LOSSES	350	700	(50.00)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,024	9,411	6.51%

NON-INTEREST INCOME:
Service charges	532	553	(3.80)%
Securities gains, available for sale	435	661	(34.19)%
Securities gains, trading	40	—	n/a
Bank-owned life insurance	184	188	(2.13)%
Gain on sale of loans	467	299	56.19%
Insurance commissions	206	234	(11.97)%
Brokerage commissions	255	245	4.08%
Other	878	1,080	(18.70)%
TOTAL NON-INTEREST INCOME	2,997	3,260	(8.07)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,580	4,470	2.46%
Occupancy	541	628	(13.85)%
Furniture and equipment	701	595	17.82%
Pennsylvania shares tax	258	224	15.18%
Amortization of investments in limited partnerships	152	165	(7.88)%
Federal Deposit Insurance Corporation deposit insurance	232	215	7.91%
Marketing	210	129	62.79%
Intangible amortization	87	82	6.10%
Other	2,300	1,960	17.35%
TOTAL NON-INTEREST EXPENSE	9,061	8,468	7.00%
INCOME BEFORE INCOME TAX PROVISION	3,960	4,203	(5.78)%
INCOME TAX PROVISION	882	848	4.01%
NET INCOME	$3,078	$3,355	(8.26)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.65	$0.70	(7.14)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,740,503	4,801,505	(1.27)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	March 31, 2016			March 31, 2015
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$54,014	$535	3.98%	$36,183	$383	4.30%
All other loans	988,632	10,002	4.07%	891,877	9,070	4.12%
Total loans	1,042,646	10,537	4.06%	928,060	9,453	4.13%

Taxable securities	99,032	885	3.57%	143,421	1,303	3.63%
Tax-exempt securities	63,373	720	4.54%	87,825	1,162	5.29%
Total securities	162,405	1,605	3.95%	231,246	2,465	4.26%

Interest-bearing deposits	12,693	11	0.35%	6,539	4	0.25%

Total interest-earning assets	1,217,744	12,153	4.01%	1,165,845	11,922	4.14%

Other assets	96,462			96,043

TOTAL ASSETS	$1,314,206			$1,261,888

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$148,856	14	0.04%	$141,762	14	0.04%
Super Now deposits	188,147	125	0.27%	190,438	129	0.27%
Money market deposits	219,240	139	0.25%	205,243	136	0.27%
Time deposits	220,554	556	1.01%	216,775	464	0.87%
Total interest-bearing deposits	776,797	834	0.43%	754,218	743	0.40%

Short-term borrowings	28,410	26	0.36%	28,229	19	0.27%
Long-term borrowings	91,025	492	2.14%	84,009	524	2.50%
Total borrowings	119,435	518	1.72%	112,238	543	1.94%

Total interest-bearing liabilities	896,232	1,352	0.60%	866,456	1,286	0.60%

Demand deposits	265,053			240,750
Other liabilities	15,406			17,145
Shareholders’ equity	137,515			137,537

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,314,206			$1,261,888
Interest rate spread			3.41%			3.54%
Net interest income/margin		$10,801	3.57%		$10,636	3.69%

	Three Months Ended March 31,
	2016	2015
Total interest income	$11,726	$11,397
Total interest expense	1,352	1,286
Net interest income	10,374	10,111
Tax equivalent adjustment	427	525
Net interest income (fully taxable equivalent)	$10,801	$10,636

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Operating Data
Net income	$3,078	$3,746	$3,364	$3,433	$3,355
Net interest income	10,374	10,338	10,234	10,222	10,111
Provision for loan losses	350	480	520	600	700
Net security gains	475	894	493	522	661
Non-interest income, excluding net security gains	2,522	2,417	2,644	2,535	2,599
Non-interest expense	9,061	8,317	8,530	8,421	8,468

Performance Statistics
Net interest margin	3.57%	3.55%	3.55%	3.64%	3.69%
Annualized return on average assets	0.94%	1.15%	1.04%	1.07%	1.06%
Annualized return on average equity	8.95%	10.73%	9.89%	10.05%	9.76%
Annualized net loan charge-offs (recoveries) to average loans	—%	(0.03)%	0.12%	0.07%	0.20%
Net charge-offs (recoveries)	12	(75)	296	161	453
Efficiency ratio	69.6%	64.6%	65.7%	65.3%	66.0%

Per Share Data
Basic earnings per share	$0.65	$0.79	$0.71	$0.72	$0.70
Diluted earnings per share	0.65	0.79	0.71	0.72	0.70
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.09	28.71	28.54	28.33	28.57
Common stock price:
High	41.32	45.28	44.56	48.28	48.91
Low	36.73	40.47	40.41	41.84	44.41
Close	38.54	42.46	40.92	44.09	48.91
Weighted average common shares:
Basic	4,741	4,747	4,762	4,780	4,802
Fully Diluted	4,741	4,747	4,762	4,780	4,802
End-of-period common shares:
Issued	5,006	5,005	5,004	5,004	5,003
Treasury	272	258	254	238	207

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Financial Condition Data:
General
Total assets	$1,318,137	$1,320,057	$1,299,292	$1,291,812	$1,268,833
Loans, net	1,028,870	1,033,163	990,164	966,613	933,044
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	2,078	1,240	1,316	1,294	1,373
Total deposits	1,059,581	1,031,880	1,004,801	1,007,468	996,489
Noninterest-bearing	269,362	280,083	247,848	244,502	246,231

Savings	153,217	144,561	143,224	143,415	143,222
NOW	190,168	176,078	188,444	188,092	186,788
Money Market	226,659	209,782	204,475	211,412	204,352
Time Deposits	220,175	221,376	220,810	220,047	215,896
Total interest-bearing deposits	790,219	751,797	756,953	762,966	750,258

Core deposits*	839,406	810,504	783,991	787,421	780,593
Shareholders’ equity	137,663	136,279	135,577	134,998	137,004

Asset Quality
Non-performing loans	$11,648	$9,446	$8,608	$9,689	$11,157
Non-performing loans to total assets	0.88%	0.72%	0.66%	0.75%	0.88%
Allowance for loan losses	12,382	12,044	11,489	11,265	10,826
Allowance for loan losses to total loans	1.19%	1.15%	1.15%	1.15%	1.15%
Allowance for loan losses to non-performing loans	106.30%	127.50%	133.47%	116.27%	97.03%
Non-performing loans to total loans	1.12%	0.90%	0.86%	0.99%	1.18%

Capitalization
Shareholders’ equity to total assets	10.44%	10.32%	10.43%	10.45%	10.80%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended March 31,
(Dollars in Thousands, Except Per Share Data)	2016	2015
GAAP net income	$3,078	$3,355
Less: net securities gains, net of tax	314	436
Non-GAAP operating earnings	$2,764	$2,919

	Three Months Ended March 31,
	2016	2015
Return on average assets (ROA)	0.94%	1.06%
Less: net securities gains, net of tax	0.10%	0.13%
Non-GAAP operating ROA	0.84%	0.93%

	Three Months Ended March 31,
	2016	2015
Return on average equity (ROE)	8.95%	9.76%
Less: net securities gains, net of tax	0.91%	1.27%
Non-GAAP operating ROE	8.04%	8.49%

	Three Months Ended March 31,
	2016	2015
Basic earnings per share (EPS)	$0.65	$0.70
Less: net securities gains, net of tax	0.07	0.09
Non-GAAP basic operating EPS	$0.58	$0.61

	Three Months Ended March 31,
	2016	2015
Dilutive EPS	$0.65	$0.70
Less: net securities gains, net of tax	0.07	0.09
Non-GAAP dilutive operating EPS	$0.58	$0.61